File Nos. 33-1857 & 811-4503

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE TRUST OF ARIZONA
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately
                                                               Aquilasm
                                                               Group of Funds


                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                               on October 29, 2004


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust") will be held:

Place:    (a)      at the Arizona Biltmore Resort and Spa
                   Aztec Room
                   2400 E. Missouri Avenue
                   Phoenix, AZ;

Time:     (b)      on October 29, 2004
                   at 10:00 a.m. Mountain Standard Time;

Purposes: (c)      for the following purposes:

                    (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Trust's independent registered public accounting firm for the fiscal year ending June 30, 2005 (Proposal No. 2);

                    (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:  (d)      To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on August 2, 2004 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

September 17, 2004

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Trust's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about September 17, 2004.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.76; Class C Shares, $10.76; and Class Y Shares, $10.79. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 38,750,035; Class C Shares, 1,058,142; and Class Y Shares, 148,543.

     On the record date, the following holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the institutional holders the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address           Number of shares         Percent of class
of the holder of
record

Institutional 5% shareholders:


Pershing LLC
P.O. Box 2052                 304,548 Class C Shares      28.78%
Jersey City, NJ                30,899 Class Y Shares      20.80%

Merrill Lynch,
Pierce, Fenner & Smith
4800 Deer Lake Drive East      58,769 Class C Shares       5.55%
Jacksonville, FL               22,490 Class Y Shares      15.14%

McDonald Investment Inc.
4900 Tiedeman Road
Brooklyn, OH                   31,077 Class Y Shares      20.92%


Additional 5% shareholders:

Lorraine Pearson Green
8749 E. Via De Dorado
Scottsdale, AZ                 23,673 Class Y Shares      15.94%

Charles F. Dahill Jr. and
  Kelly C. Dahill, Trustees
The Dahill Revocable Trust
14841 S. 31st Way
Phoenix, AZ                    7,766 Class Y Shares        5.23%


The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.



                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees, except for Ernest Calderon, are presently Trustees and were elected by the shareholders in October, 2003. All nominees have consented to serve if elected.



Trustees(1)
and Officers

                                                                       Number of
                         Positions Held                                Portfolios       Other Directorships
                         with                                          in Fund          Held by Trustee
                         Trust and                                     Complex          (The position held is
Name, Address(2)         Length of        Principal Occupation(s)      Overseen         a directorship unless
and Date of Birth        Service(3)       During Past 5 Years          by Trustee       indicated otherwise.)

Interested
Trustees(4)
Lacy B. Herrmann         Founder and      Founder, Chief Executive Officer    7(5)   Director or trustee, Pimco
New York, NY             Chairman of      and Chairman of the Board, Aquila          Advisors VIT, Oppenheimer Quest
(05/12/29)               the Board of     Management Corporation, the                Value Funds Group, Oppenheimer
                         Trustees since   sponsoring organization and                Small Cap Value Fund,
                         1985             parent of the Manager or                   Oppenheimer Midcap Fund, and
                                          Administrator and/or Adviser or            Oppenheimer Rochester Group of
                                          Sub-Adviser to each fund of the            Funds.
                                          Aquilasm Group of Funds,(6)
                                          Chairman and Chief Executive
                                          Officer of the Manager or
                                          Administrator and/or Adviser or
                                          Sub-Adviser to each since 2004,
                                          and Founder, Chairman of the
                                          Board of Trustees, Trustee and
                                          (currently or until 1998)
                                          President of each since its
                                          establishment, beginning in 1984,
                                          except Chairman of the Board of
                                          Trustees of Hawaiian Tax-Free
                                          Trust, Pacific Capital Cash
                                          Assets Trust, Pacific Capital
                                          Tax-Free Cash Assets Trust and
                                          Pacific Capital U.S. Government
                                          Securities Cash Assets Trust
                                          through 2003; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and charitable
                                          organizations.

Diana P. Herrmann        Trustee since    Vice Chair of Aquila Management    10                  None
New York, NY             1994,            Corporation, Founder of the
(02/25/58)               President        Aquilasm Group of Funds and
                         since 1998,      parent of Aquila Investment
                         and Vice Chair   Management LLC, Manager, since
                         of the Board     2004, President and Chief
                         since 2003       Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice
                                          President, 1986-1997; Vice Chair
                                          since 2004 and  President, Chief
                                          Operating Officer and Manager of
                                          the Manager since 2003; Vice
                                          Chair, President, Executive Vice
                                          President or Senior Vice
                                          President of funds in the
                                          Aquilasm Group of Funds since
                                          1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000;
                                          Governor, Investment Company
                                          Institute and head of its Small
                                          Funds Committee since 2004;
                                          active in charitable and
                                          volunteer organizations.

Non-interested Trustees
Ernest Calderon          None             Founder, Calderon Law Offices,         0                 None
Phoenix, AZ                               since 2004; Equity Partner,
(10/24/57)                                Jennings, Strouss & Salmon, PLC,
                                          1993-2004; member, Arizona Board
                                          of Regents since 2003 and member
                                          of the Governor's Council on
                                          Workforce Policy; President,
                                          Grand Canyon Council of Boy
                                          Scouts of America since 2004;
                                          Immediate Past President, State
                                          Bar of Arizona, 2003-2004.

Arthur K. Carlson        Trustee since    Retired; formerly Senior Vice      2       Advisory director of the
Paradise Valley, AZ      1987             President and Manager, Trust               Renaissance Companies
(01/08/22)                                Division of the Valley National
                                          Bank of Arizona; past President,
                                          New York Society of Security
                                          Analysts; member, Phoenix
                                          Society of Security Analysts;
                                          former director, Financial
                                          Analysts Federation; director,
                                          Northern Arizona University
                                          Foundation; currently or
                                          formerly active with various
                                          other professional and community
                                          organizations.

Thomas W. Courtney       Trustee since    President, Courtney Associates,      5     Chairman of the Board of
Sewickley, PA            1986             Inc., a venture capital firm,              Oppenheimer Quest Value
(08/17/33)                                since 1988.                                Funds Group, Oppenheimer
                                                                                     Small Cap Value Fund,
                                                                                     Oppenheimer Midcap Fund, and
                                                                                     Oppenheimer Rochester Group
                                                                                     of Funds; Trustee of Pimco
                                                                                     Advisors VIT.

William L. Ensign        Trustee          Planning and Architectural           2                 None
Annapolis, MD            since 1986       Consultant; Acting Architect,
(12/14/28)                                United States Capitol 1995-1997;
                                          formerly Assistant Architect;
                                          former trustee of various cultural
                                          organizations.

Grady Gammage, Jr.       Trustee since    Founding partner, Gammage &          1                 None
Phoenix, AZ (10/01/51)   2001             Burnham, PLC, a law firm, Phoenix,
                                          Arizona, since 1983; director,
                                          Central Arizona Water Conservation
                                          District, since 1995; director and
                                          Secretary, Arizona State
                                          University Foundation since 1998.

John C. Lucking          Trustee          President, Econ-Linc, an economic    3      Director, Sanu Resources
Phoenix, AZ              since 1994       consulting firm, since 1995;
(05/20/43)                                formerly Consulting Economist,
                                          Bank One Arizona and Chief
                                          Economist, Valley National Bank;
                                          member, Arizona's Joint
                                          Legislative Budget Committee
                                          Economic Advisory Panel and the
                                          Western Blue Chip Economic
                                          Forecast Panel; Board, Northern
                                          Arizona University Foundation
                                          since 1997; member, various
                                          historical, civic and economic
                                          associations.

Anne J. Mills            Trustee since    President, Loring Consulting       4                   None
Scottsdale, AZ           1986             Company since 2001; Vice
(12/23/38)                                President for Business Affairs,
                                          Ottawa University, 1992-2001;
                                          IBM Corporation, 1965-1991;
                                          Budget Review Officer, the
                                          American Baptist Churches/USA,
                                          1994-1997; director, the
                                          American Baptist Foundation;
                                          Trustee, Ottawa University; and
                                          Trustee Emerita, Brown
                                          University.

Officers
Charles E.               Executive Vice   Executive Vice President of all     N/A                 N/A
Childs, III              President        funds in the Aquilasm Group of
New York, NY             since 2003       Funds and the Manager since
(04/01/57)                                2003; Senior Vice President,
                                          corporate development, formerly
                                          Vice President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.

Todd W. Curtis           Senior Vice      Senior Vice President and          N/A                    N/A
Phoenix, AZ              President        Portfolio Manager, Tax-Free
(06/08/49)               since 2004       Trust of Arizona since August
                                          2004; Vice President and
                                          Portfolio Manager, Banc One
                                          Investment Advisors, Inc. and
                                          its predecessors, 1981-2004.

Jerry G. McGrew          Senior Vice      President of the Distributor       N/A                  N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 2001       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and five
                                          Aquila Bond Funds since 1995;
                                          Vice President, Churchill Cash
                                          Reserves Trust, 1995-2001.

Alan R. Stockman        Senior Vice       Senior Vice President, Tax-Free    N/A                  N/A
Scottsdale, AZ          President since   Trust of Arizona since 2001,
(07/31/54)              2001 and Vice     Vice President, 1999-2001; Vice
                        President         President, Aquila Rocky Mountain
                        1999-2001         Equity Fund since 1999; Bank
                                          One, Commercial Client Services
                                          representative, 1997-1999;
                                          Trader and Financial Consultant,
                                          National Bank of Arizona (Zions
                                          Investment Securities Inc.),
                                          Phoenix, Arizona 1996-1997.

Kimball L. Young        Senior Vice       Co-portfolio manager, Tax-Free     N/A                  N/A
Salt Lake City, UT      President since   Fund For Utah since 2001;
(08/07/46)              1999              Co-founder, Lewis Young
                                          Robertson & Burningham, Inc., a
                                          NASD licensed broker/dealer
                                          providing public finance
                                          services to Utah local
                                          governments, 1995-2001; Senior
                                          Vice President of two Aquila
                                          Bond Funds and Aquila Rocky
                                          Mountain Equity Fund; formerly
                                          Senior Vice President-Public
                                          Finance, Kemper Securities Inc.,
                                          Salt Lake City, Utah.

Marie E. Aro             Vice President   Senior Vice President, Aquila       N/A                 N/A
Denver, CO               since 2004       Rocky Mountain Equity Fund, and
(02/10/55)                                Vice President, Tax-Free Trust
                                          of Arizona, since 2004; Vice
                                          President, INVESCO Funds Group,
                                          1998-2003; Vice President,
                                          Aquila Distributors, Inc.,
                                          1993-1997.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global
                         Treasurer        Funds, 1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Barrett &   N/A                  N/A
New York, NY             since 1985       Hines LLP, legal counsel to the
(12/16/39)                                Trust, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Chief            Chief Compliance Officer since     N/A                  N/A
New York, NY (08/23/40)  Compliance       2004, Compliance Officer of the
                         Officer since    Manager or its predecessor and
                         2004 and         current parent since 1998 and
                         Assistant        Assistant Secretary of the
                         Secretary        Aquilasm Group of Funds since
                         since 2000       2000; Consultant, The Wadsworth
                                          Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                  N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager or its predecessor
                                          and current parent since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the         N/A                  N/A
New York, NY            Treasurer since   Aquilasm Group of Funds since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquilasm Group of Funds,
                                          1995-1998.

(1)The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Trust as that term is defined in the 1940 Act as an officer of the Trust and a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) Does not include funds that are currently inactive.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."



                       Securities Holdings of the Trustees
                                (as of 06/30/04)



                                                       Aggregate Dollar Range of
                        Dollar Range of Ownership      Ownership in Aquilasm
                        in                             Investment Companies
                        Tax-Free                       Overseen by Trustee (1)
Name of                 Trust of
Trustee                 Arizona(1)
Interested Trustees
Lacy B. Herrmann             B                              E

Diana P. Herrmann            B                              E

Non-interested Trustees
Ernest Calderon              B(2)                           B(2)

Arthur K. Carlson            D                              E

Thomas W. Courtney           B                              C

William L. Ensign            B                              C

Grady Gammage, Jr.           B                              B

John C. Lucking              E                              E

Anne J. Mills                C                              D

(1)    A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      Balance as of September 1, 2004

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2004 the Trust paid a total of $112,482 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

     The Trust is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                             Compensation      Number of
                                             from all          boards on
                            Compensation     funds             which the
                            from the         in the            Trustee now
                            Trust            Aquilasm          serves
Name                                         Group of
                                             Funds



Arthur K. Carlson           $11,500          $16,850                   2



Thomas W. Courtney          $11,862          $57,987                   5



William L. Ensign           $11,862          $16,812                   2



Grady Gammage, Jr.          $11,150          $11,150                   1



John C. Lucking             $11,550          $21,550                   2



Anne J. Mills               $11,550          $40,075                   4




     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of July 31, 2004, these funds had aggregate assets of approximately $4.1 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended June 30, 2004, the Trust paid $1,835,823 in management fees.


     During the fiscal year ended June 30, 2004, $667,184 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients with respect to Class A Shares, of which, $29,158 was retained by the Distributor. With respect to Class C Shares, during the same period $85,077 was paid under Part II of the Plan and $28,359 was paid under the Shareholder Services Plan. Of these total payments of $113,436, the Distributor retained $17,880. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of the funds in the Aquilasm Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Investment Management LLC.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The members of the Audit Committee are Arthur K. Carlson, Thomas W. Courtney, William L. Ensign, Grady Gammage, Jr., John C. Lucking and Anne J. Mills. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

     During the Trust's last fiscal year, the Board of Trustees held five meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

     The Trust has not yet formed a nominating committee nor adopted a nominating committee charter. The Trust has a Trustee Retirement and Replacement Policy which covers many of the issues facing any nominating committee, including matters to be considered in connection with candidates for election to the Board of Trustees. In accordance with regulatory requirements, the selection and nomination of all independent Trustees has been committed to the independent Trustees, and suggestions for new Trustees are provided from management and other interested Trustees only upon request of the independent Trustees. The Board expects to establish nominating committee policies and procedures before the end of the year.

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager or its parent or subsidiaries.


Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Trust's independent registered public accounting firm, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent registered public accounting firm for the fiscal year ending June 30, 2005. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by KPMG for the audit of the Trust's annual financial statements for 2003 and 2004, and fees billed for other services rendered by KPMG.

                                     2003              2004

Audit Fees                         $26,600            $27,400

Audit related fees                       0                  0

Audit and audit related fees       $26,600             27,400


Tax fees (1)                       $ 8,942              8,750

All other fees                           0                  0

Total                              $35,542            $36,150

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     KPMG did not perform any services during the last fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

     All audit and non-audit services performed by KPMG on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted KPMG's representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2005.

     KPMG has no direct or indirect financial interest in the Trust or the Manager. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                    APPENDIX

                             AUDIT COMMITTEE CHARTER
                                October 22, 2003


1.   The Audit Committee shall be composed entirely of independent Trustees.

2.   The purposes of the Audit Committee are:

     (a)  to oversee the Trust's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees.

          The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review and approve the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Trust operations;

     (f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

     (g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

     (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Trust and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                                     Arizona

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         to be held on October 29, 2004

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Trust at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                            Tax-Free Trust of Arizona

                 Proxy for Shareholder Meeting October 29, 2004
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Trust of Arizona (the "Trust") whose signature(s)appear(s) below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held Friday, October 29, 2004 at the Arizona Biltmore Resort and Spa, Aztec Room, 2400 E. Missouri Avenue, Phoenix, Arizona, at 10:00 a.m. Mountain Standard Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2004


_________________________________
 Signature(s) SIGN WITHIN THE BOX


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

Tax-Free Trust of Arizona

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

(01) Lacy B. Herrmann* 02) Ernest Calderon 03) Arthur K. Carlson 04) Thomas W. Courtney 05) William L. Ensign 06) Grady Gammage, Jr. 07) Diana P. Herrmann* 08) John C. Lucking 09) Anne J. Mills

                  * interested Trustees

                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT





_______________

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.



[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of KPMG LLP as independent registered public accounting firm.
                                      (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


As to any other matter said proxies shall vote in accordance with their best judgment.

                                                                   __
             I plan to attend the annual meeting in Phoenix       [__]
                                                                   __
             I plan to attend the outreach meeting in Tucson      [__]
                                                                   __
             I plan to attend the outreach meeting in Sun City    [__]

For address changes and/or comments, please check the box at right and write
them on the front where indicated.          _
                                           [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.